                                                                   EXHIBIT 10.20










                          NET2000 COMMUNICATIONS, INC.




                         SENIOR DISCOUNT NOTES DUE 2009



                                    INDENTURE

                            Dated as of July 30, 1999


                             ALLFIRST TRUST COMPANY,
                              NATIONAL ASSOCIATION

                                     Trustee

                             CROSS-REFERENCE TABLE*

Trust Indenture                                                Indenture
   Act Section                                                  Section

310(a)(1)........................................................ 7.10
   (a)(2) ........................................................7.10
   (a)(3)   ......................................................N.A.
   (a)(4) ....................................................... N.A.
   (a)(5)  ...................................................... 7.10
   (b) .......................................................... 7.10
   (c). ..........................................................N.A.
311(a) .......................................................... 7.11
   (b)........................................................... 7.11
   (c)  ..........................................................N.A.
312(a). ......................................................... 2.05
   (b). .........................................................10.03
   (c) ..........................................................10.03
313(a) ...........................................................7.06
   (b)(1).........................................................N.A.
   (b)(2) ....................................................... 7.07
   (c)  ....................................................7.06;10.02
   (d) ...........................................................7.06
314(a)......................................................4.03;10.02
   (b)............................................................N.A.
   (c)(1)........................................................10.04
   (c)(2)........................................................10.04
   (c)(3)........................................................ N.A.
   (d)........................................................... N.A.
   (e).......................................................... 10.05
   (f)........................................................... N.A.
315(a)............................................................7.01
   (b)......................................................7.05,10.02
   (c)........................................................... 7.01
   (d)............................................................7.01
   (e)............................................................6.11
316(a)(last sentence).............................................2.09
   (a)(1)(A)......................................................6.05
   (a)(1)(B)..................................................... 6.04
   (a)(2).........................................................N.A.
   (b)........................................................... 6.07
   (c)............................................................2.12
317(a)(1)........................................................ 6.08
   (a)(2)........................................................ 6.09
   (b)............................................................2.04
318(a)...........................................................10.01
   (b)............................................................N.A.
   (c).......................................................... 10.01

 N.A. means not applicable.
 *  This Cross Reference Table is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                                           Page
                                                                                                                           ----

ARTICLE 1   DEFINITIONS AND INCORPORATION BY REFERENCE
            Section 1.01.           Definitions...............................................................................1
                                    -----------
            Section 1.02.           Other Definitions........................................................................19
                                    -----------------
            Section 1.03.           Incorporation by Reference of Trust Indenture Act........................................19
                                    -------------------------------------------------
            Section 1.04.           Rules of Construction....................................................................20
                                    ---------------------

ARTICLE 2   THE NOTES
            Section 2.01.           Form and Dating..........................................................................20
                                    ---------------
            Section 2.02.           Execution and Authentication.............................................................21
                                    ----------------------------
            Section 2.03.           Registrar and Paying Agent...............................................................22
                                    ---------------------------
            Section 2.04.           Paying Agent to Hold Money in Trust......................................................22
                                    ------------------------------------
            Section 2.05.           Holder Lists.............................................................................22
                                    -------------
            Section 2.06.           Transfer and Exchange....................................................................22
                                    ----------------------
            Section 2.07.           Replacement Notes........................................................................34
                                    -----------------
            Section 2.08.           Outstanding Notes........................................................................34
                                    -----------------
            Section 2.09.           Treasury Notes...........................................................................34
                                    --------------
            Section 2.10.           Temporary Notes..........................................................................35
                                    ---------------
            Section 2.11.           Cancellation.............................................................................35
                                    ------------
            Section 2.12.           Defaulted Interest.......................................................................35
                                    ------------------
            Section 2.13.           CUSIP Numbers............................................................................35
                                    -------------

ARTICLE 3   REDEMPTION AND PREPAYMENT
            Section 3.01.           Notices to Trustee.......................................................................36
                                    ------------------
            Section 3.02.           Selection of Notes to Be Redeemed........................................................36
                                    ---------------------------------
            Section 3.03.           Notice of Redemption.....................................................................36
                                    --------------------
            Section 3.04.           Effect of Notice of Redemption...........................................................37
                                    ------------------------------
            Section 3.05.           Deposit of Redemption Price..............................................................37
                                    ---------------------------
            Section 3.06.           Notes Redeemed in Part...................................................................38
                                    ----------------------
            Section 3.07.           Optional Redemption......................................................................38
                                    -------------------
            Section 3.08.           Mandatory Redemption.....................................................................39
                                    --------------------
            Section 3.09.           Offer to Purchase by Application of Excess Proceeds......................................39
                                    ---------------------------------------------------

ARTICLE 4   COVENANTS
            Section 4.01.           Payment of Notes.........................................................................41
                                    ----------------
            Section 4.02.           Maintenance of Office or Agency..........................................................41
                                    -------------------------------
            Section 4.03.           Reports..................................................................................42
                                    -------
            Section 4.04.           Compliance Certificate...................................................................42
                                    ----------------------
            Section 4.05.           Taxes....................................................................................43
                                    -----
            Section 4.06.           Stay, Extension and Usury Laws...........................................................43
                                    ------------------------------
            Section 4.07.           Restricted Payments......................................................................44
                                    -------------------
            Section 4.08.           Designation of Restricted and Unrestricted Subsidiaries..................................46
                                    -------------------------------------------------------
            Section 4.09.           Limitation on Indebtedness...............................................................46
                                    ---------------------------

            Section 4.10.           Asset Sales..............................................................................48
                                    -----------
            Section 4.11.           Transactions with Affiliates.............................................................49
                                    ----------------------------
            Section 4.12.           Corporate Existence......................................................................50
                                    -------------------
            Section 4.13.           Payments for Consent.....................................................................50
                                    --------------------
            Section 4.14.           Offer to Repurchase Upon Change of Control...............................................50
                                    ------------------------------------------
            Section 4.15.           Dividend and Other Payment Restrictions Affecting Restricted
                                    ------------------------------------------------------------
                                    Subsidiaries.............................................................................52
                                    ------------
            Section 4.16.           Liens....................................................................................52
                                    -----
            Section 4.17.           Business Activities......................................................................53
                                    -------------------
            Section 4.18.           Sale and Leaseback Transactions..........................................................53
                                    -------------------------------
            Section 4.19            Limitations on Issuances and Sales of Capital Stock of  Restricted Subsidiaries..........53
                                    -------------------------------------------------------------------------------
            Section 4.20            Limitations on Issuances of Certain Guarantees by and Debt
                                    ----------------------------------------------------------
                                    Securities of, Restricted Subsidiaries...................................................53
                                    --------------------------------------

ARTICLE 5   SUCCESSORS
            Section 5.01.           Merger, Consolidation, or Sale of Assets.................................................54
                                    ----------------------------------------
            Section 5.02.           Successor Corporation Substituted........................................................55
                                    ---------------------------------

ARTICLE 6   DEFAULTS AND REMEDIES
            Section 6.01.           Events of Default........................................................................55
                                    -----------------
            Section 6.02.           Acceleration.............................................................................57
                                    ------------
            Section 6.03.           Other Remedies...........................................................................57
                                    --------------
            Section 6.04.           Waiver of Past Defaults..................................................................58
                                    -----------------------
            Section 6.05.           Control by Majority......................................................................58
                                    -------------------
            Section 6.06.           Limitation on Suits......................................................................58
                                    -------------------
            Section 6.07.           Rights of Holders of Notes to Receive Payment. ..........................................59
                                    ---------------------------------------------
            Section 6.08.           Collection Suit by Trustee...............................................................59
                                    --------------------------
            Section 6.09.           Trustee May File Proofs of Claim.........................................................59
                                    --------------------------------
            Section 6.10.           Priorities...............................................................................60
                                    ----------
            Section 6.11.           Undertaking for Costs....................................................................60
                                    ---------------------

ARTICLE 7   TRUSTEE
            Section 7.01.           Duties of Trustee........................................................................60
                                    -----------------
            Section 7.02.           Rights of Trustee........................................................................61
                                    -----------------
            Section 7.03.           Individual Rights of Trustee.............................................................62
                                    ----------------------------
            Section 7.04.           Trustee's Disclaimer.....................................................................63
                                    --------------------
            Section 7.05.           Notice of Defaults.......................................................................63
                                    ------------------
            Section 7.06.           Reports by Trustee to Holders of the Notes...............................................63
                                    ------------------------------------------
            Section 7.07.           Compensation and Indemnity...............................................................63
                                    --------------------------
            Section 7.08.           Replacement of Trustee...................................................................64
                                    ----------------------
            Section 7.09.           Successor Trustee by Merger, etc.........................................................65
                                    ---------------------------------
            Section 7.10.           Eligibility; Disqualification............................................................65
                                    -----------------------------
            Section 7.11.           Preferential Collection of Claims Against Company........................................66
                                    -------------------------------------------------
            Section 7.12.           Trustee's Application for Instructions from the Company. ................................66
                                    -------------------------------------------------------

ARTICLE 8   LEGAL DEFEASANCE AND COVENANT DEFEASANCE
            Section 8.01.           Option to Effect Legal Defeasance or Covenant Defeasance. .................................66
                                    --------------------------------------------------------
            Section 8.02.           Legal Defeasance and Discharge.............................................................66
                                    ------------------------------
            Section 8.03.           Covenant Defeasance........................................................................67
                                    -------------------
            Section 8.04.           Conditions to Legal or Covenant Defeasance. ...............................................67
                                    ------------------------------------------
            Section 8.05.           Deposited Money and Government Securities to be Held in Trust;
                                    --------------------------------------------------------------
                                    Other Miscellaneous Provisions.............................................................68
                                    ------------------------------
            Section 8.06.           Repayment to Company.......................................................................69
                                    --------------------
            Section 8.07.           Reinstatement..............................................................................69
                                    -------------

ARTICLE 9   AMENDMENT, SUPPLEMENT AND WAIVER
            Section 9.01.           Without Consent of Holders of Notes........................................................70
                                    -----------------------------------
            Section 9.02.           With Consent of Holders of Notes...........................................................70
                                    --------------------------------
            Section 9.03.           Compliance with Trust Indenture Act........................................................72
                                    -----------------------------------
            Section 9.04.           Revocation and Effect of Consents..........................................................72
                                    ---------------------------------
            Section 9.05.           Notation on or Exchange of Notes...........................................................72
                                    --------------------------------
            Section 9.06.           Trustee to Sign Amendments, etc............................................................73
                                    --------------------------------

ARTICLE 10  MISCELLANEOUS
            Section 10.01.          Trust Indenture Act Controls...............................................................73
                                    ----------------------------
            Section 10.02.          Notices....................................................................................73
                                    -------
            Section 10.03.          Communication by Holders of Notes with Other Holders of Notes. ............................75
                                    --------------------------------------------------------------
            Section 10.04.          Certificate and Opinion as to Conditions Precedent. .......................................75
                                    --------------------------------------------------
            Section 10.05.          Statements Required in Certificate or Opinion. ............................................75
                                    ---------------------------------------------
            Section 10.06.          Rules by Trustee and Agents................................................................75
                                    ---------------------------
            Section 10.07.          No Personal Liability of Directors, Officers, Employees and
                                    -----------------------------------------------------------
                                    Stockholders...............................................................................76
                                    ------------
            Section 10.08.          Governing Law..............................................................................76
                                    -------------
            Section 10.09.          No Adverse Interpretation of Other Agreements. ............................................76
                                    ---------------------------------------------
            Section 10.10.          Successors.................................................................................76
                                    ----------
            Section 10.11.          Severability...............................................................................76
                                    ------------
            Section 10.12.          Counterpart Originals......................................................................76
                                    ---------------------
            Section 10.13.          Table of Contents, Headings, etc...........................................................76
                                    ---------------------------------
            Section 10.14.          Benefits of Indenture......................................................................76
                                    ---------------------
            Section 10.15.          No Recourse Against Others.................................................................77
                                    --------------------------
            Section 10.16.          Exhibits and Schedules.....................................................................77
                                    ----------------------
            Section 10.17.          Incorporation by Reference of TIA. ........................................................77
                                    ---------------------------------

EXHIBITS

Exhibit A   FORM OF NOTE
Exhibit B   FORM OF CERTIFICATE OF TRANSFER
Exhibit C   FORM OF CERTIFICATE OF EXCHANGE
Exhibit D   FORM OF CERTIFICATE OF ACQUIRING
            INSTITUTIONAL ACCREDITED INVESTOR
Exhibit E   FORM OF SUPPLEMENTAL INDENTURE

       INDENTURE dated as of July 30, 1999 between Net2000 COMMUNICATIONS, INC. a Delaware corporation (the "Company") and ALLFIRST TRUST COMPANY, NATIONAL ASSOCIATION, as trustee (the "Trustee").

       The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Company's Senior Discount Notes due 2009 (the "Notes").

                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01. Definitions.

       "144A Global Note" means a global note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount at Stated Maturity of the Notes sold in reliance on Rule 144A.

       "Accreted Value" means, as of any date of determination, the sum (rounded to the nearest whole dollar) of (a) the initial offering price of each $1,000 in principal amount at Stated Maturity of Notes and (b) the portion of the excess of the principal amount of Notes over such initial offering price which shall have been accreted thereon through such date, such amounts to be so accreted on a daily basis at the Applicable Rate (computed on a semi-annual bond equivalent basis) compounded semi-annually on each January 15 and July 15 from the date of issuance of the Notes through the date of determination. On and after July 15, 2004, the Accreted Value of each Note shall be equal to its principal amount at Stated Maturity.

       "Acquired Debt" means, with respect to any specified Person:

       (a) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and

       (b) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

       "Additional Notes" means Notes (other than the Initial Notes and Exchange Notes) issued under this Indenture in accordance with Sections 2.02 and 4.09 hereof, as part of the same series as the Initial Notes.

       "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control", as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that (i) beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control and (ii) Nortel Networks Inc. and its Affiliates shall not be deemed to be an Affiliate of the Company solely by virtue of clause (i) of this proviso. For purposes of this definition, the terms "controlling", "controlled by" and "under common control with" shall have correlative meanings.

       "Agent" means any Registrar, Paying Agent or co-registrar.

       "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

       "Applicable Rate" shall initially be 13.5% per annum; provided that if the sum of the Treasury Rate on the Resale Date plus 8% is greater than 13.5%, the Applicable Rate shall be reset on and as of the Resale Date to equal such Treasury Rate plus 8%.

       "Asset Acquisition" means:

       (a) any transaction pursuant to which any Person shall become a Restricted Subsidiary of the Company or shall be consolidated or merged with the Company or any Restricted Subsidiary of the Company;

       (b) the acquisition by the Company or any Restricted Subsidiary of the Company of assets of any Person comprising a division or line of business of such Person.

       "Asset Sale" means (i) the sale, conveyance, transfer or other disposition (whether in a single transaction or a series of related transactions) of property or assets (including by way of a sale and leaseback) of the Company or any Restricted Subsidiary to any Person other than the Company or any Restricted Subsidiary of the Company (each referred to in this definition as a "disposition") or (ii) the issuance or sale of Equity Interests of any Restricted Subsidiary to any Person other than the Company or any Restricted Subsidiary of the Company (whether in a single transaction or a series of related transactions), in each case, other than (a) a disposition of Cash Equivalents or goods held for sale in the ordinary course of business or obsolete equipment in the ordinary course of business of the Company or the applicable Restricted Subsidiary; (b) the disposition of all or substantially all of the assets of the Company in a manner permitted pursuant to and in accordance with the provisions of Section 5.01 hereof or any disposition that constitutes a Change of Control pursuant to this Indenture; (c) any disposition that is a Restricted Payment or Permitted Investment that is permitted under the provisions of Section 4.07 hereof; and (d) any disposition, or related series of dispositions, of assets with an aggregate Fair Market Value of less than $1.0 million.

       "Attributable Debt" means, in respect of a sale and leaseback transaction, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with
GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

       "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (ii) the sum of all such payments.

       "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

       "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" shall have a corresponding meaning.

       "Board of Directors" means the Board of Directors of the Company, or any authorized committee of the Board of Directors.

       "Broker-Dealer" has the meaning set forth in the Registration Rights Agreement.

       "Business Day" means any day other than a Legal Holiday.

       "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP and the Stated Maturity thereof shall be the date of the last payment of rent or any amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

       "Capital Stock" means (a) in the case of a corporation, corporate stock;
(b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

       "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above and (v) commercial paper rated A-1 or higher by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. and in each case maturing within one year after the date of acquisition.

       "Cedel" means Cedel Bank, SA.

       "Change of Control" means the occurrence of any of the following:

       (a) the sale, lease or transfer, in one or a series of related transactions (other than by merger or consolidation), of all or substantially all of the assets of the Company and its Restricted Subsidiaries, taken as a whole, to any "person" (as such term is used in Section 13(d)(3) of the Exchange
Act);

       (b) the adoption of a plan relating to the liquidation or dissolution of the Company; or

       (c) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of more than 50% of the Voting Stock of the Company by way of merger or consolidation or otherwise; or

       (d) a majority of the members of the Board of Directors of the Company cease to be Continuing Directors.

       "Company" means Net 2000 Communications, Inc., and any and all successors thereto.

       "Consolidated Capital Ratio" of any Person as of any date means the ratio of (i) the aggregate consolidated principal amount of Debt (or in the case of Indebtedness issued at a discount the accreted amount thereof) of such Person then outstanding (which amount of Indebtedness shall be reduced by any amount of cash or cash equivalent collateral securing on a perfected basis and dedicated for disbursement exclusively to the payment of principal of and interest on such Indebtedness to (ii) the aggregate consolidated Capital Stock (other than Disqualified Stock) and paid in capital (other than in respect of Disqualified Stock) of such Person as of such date.

       "Consolidated Cash Flow Available for Fixed Charges" for any period means the Consolidated Net Income of the Company and its Restricted Subsidiaries for such period, increased by the sum of, to the extent reducing Consolidated Net Income for such period, (i) Consolidated Interest Expense of the Company and its Restricted Subsidiaries for such period, plus (ii) Consolidated Income Tax Expense of the Company and its Restricted Subsidiaries for such period, plus
(iii) consolidated depreciation and amortization expense and any other non-cash items (other than any such non-cash item to the extent that it represents an accrual of or reserve for cash expenditures in any future period); provided, however, that there shall be excluded therefrom the Consolidated Cash Flow Available for Fixed Charges (if positive) of any Restricted Subsidiary (calculated separately for such Restricted Subsidiary in the same manner as provided above for the Company) that is subject to a restriction which prevents the payment of dividends or the making of distributions to the Company or another Restricted Subsidiary to the extent of such restriction.

       "Consolidated Income Tax Expense" for any period means the aggregate amounts of the provisions for income taxes of the Company and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with generally accepted accounting principles.

       "Consolidated Interest Expense" means for any period the consolidated interest expense included in a consolidated income statement (excluding interest income) of the Company and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with generally accepted accounting principles, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the amortization of Indebtedness discounts; (ii) any payment or fees with respect to letters of credit, bankers' acceptances or similar facilities; (iii) fees with respect to interest rate swap or similar agreement or foreign currency hedge, exchange or similar agreements; (iv) Preferred Dividends of the Company and its Restricted Subsidiaries (other than dividends paid in shares of Preferred Stock that is not Disqualified Stock) declared and paid or payable; (v) accrued Disqualified Stock dividends of the Company and its Restricted Subsidiaries, whether or not declared or paid; (vi) interest on Debt guaranteed by the Company and its Restricted Subsidiaries; and (vii) the portion of any Capital Lease Obligation paid or accrued during such period that is allocable to interest expense.

       "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Wholly Owned Restricted Subsidiary thereof, (ii) the Net Income of any Restricted Subsidiary shall be excluded, to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iv) the cumulative effect of a change in accounting principles shall be excluded, (v) the Net Income of any Unrestricted Subsidiary shall be excluded, whether or not distributed to the Company or one of its Subsidiaries,
(vi) any restoration to income of any contingency reserve, except to the extent the provision for such reserve was made out of Consolidated Net Income accrued at any time following the Issue Date and (vii) income or loss attributable to discontinued operations (whether or not classified as such if disposed of during the period).

       "Consolidated Net Worth" means, with respect to any Person as of any date, the sum, determined on a consolidated basis in accordance with GAAP, of
(i) the consolidated equity of the common stockholders of such Person and its consolidated Subsidiaries as of such date (provided that the Consolidated Net Worth of any Person shall exclude the effect of non-cash charges relating to the acceleration of stock options or similar securities of such Person or another Person with which such Person is merged or consolidated) plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of Preferred Stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock, less (x) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the date of this Indenture in the book value of any asset owned by such Person or a consolidated Subsidiary of such Person, (y) all investments as of such date in unconsolidated Subsidiaries and in Persons that are not Subsidiaries (except, in each case, Permitted Investments), and (z) all unamortized debt discount and expense and unamortized deferred charges as of such date, all of the foregoing determined in accordance with GAAP.

       "Consolidated Non-Cash Charges" means, with respect to any Person, for any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Restricted Subsidiaries for such period, in each case, determined on a consolidated basis in accordance with GAAP (excluding any such charge that requires an accrual of or a reserve for cash charges for any future period).

       "Continuing Directors" means, as of any date of determination, any member of the Board of Directors who (i) was a member of such Board of Directors on the date of this Indenture or (ii) was nominated for election or elected to such Board of Directors with, or whose election to such Board of Directors was approved by, the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

       "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 10.02 hereof or such other address as to which the Trustee may give notice to the Company.

       "Credit Facilities" means one or more debt facilities or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

       "Debt Rating" shall mean the rating assigned to the Notes by Moody's or S&P, as the case may be.

       "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

       "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, substantially in the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

       "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

       "Disposition" means, with respect to any Person, any merger, consolidation or other business combination involving such Person (whether or not such Person is the Surviving Person) or the sale, assignment, or transfer, lease, conveyance or other disposition of all or substantially all of such Person's assets or Capital Stock.

       "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature.

       "Domestic Subsidiary" means, with respect to the Company, any Subsidiary of the Company that (a) was formed under the laws of the United States of America, any state thereof or the District of Columbia; or (b) guarantees or otherwise becomes obligated with respect to any Indebtedness of the Company.

       "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

       "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Exchange Notes" means the Notes issued in the Exchange Offer pursuant to
Section 2.06(f) hereof.

       "Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

       "Exchange Registration Statement" has the meaning set forth in the Registration Rights Agreement.

       "Fair Market Value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, in cash, between an informed and willing seller and an informed and willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value shall be determined by the Board of Directors of the Company acting reasonably and in good faith and shall be evidenced by a Board Resolution delivered to the Trustee; provided, however, that, in the case of any determination of Fair Market Value for purposes of the covenant described under Section 4.07 hereof, if the aggregate Fair Market Value could be reasonably likely to exceed $5.0 million, the Fair Market Value shall be determined by an accounting, appraisal or investment banking firm of nationally recognized standing that is, in the reasonable and good faith judgment of the Board of Directors of the Company, qualified to perform the task for which such firm has been engaged.

       "Final Issue Date" means the earlier to occur of (i) the first date on which Purchaser resells any of the Notes to any Person which is not an Affiliate of Purchaser and (ii) July 15, 2000.

       "Fixed Charges" means, with respect to any Person for any period, the sum of (i) Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period, and (ii) the product of (a) all cash dividend payments (and non-cash dividend payments in the case of a Person that is a Restricted Subsidiary) on any series of Preferred Stock of such Person, times
(b) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

       "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

       "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, substantially in the form of Exhibit A hereto issued in accordance with Section 2.01, 2.06(b)(iv), 2.06(d)(ii) or 2.06(f) hereof.

       "Global Note Legend" means the legend set forth in Section 2.06(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

       "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America, and the payment for which the United States pledges its full faith and credit.

       "Guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness.

       "Guarantor" means each Restricted Subsidiary of the Company that has executed a Restricted Subsidiary Guarantee.

       "Hedging Obligations" means, with respect to any specified Person, the obligations of such Person under (a) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

       "Holder" means a Person in whose name a Note is registered.

       "Indebtedness" means, with respect to any specified Person, (a) all obligations of such Person for borrowed money; (b) all Obligations of such Person evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof); (c) all Obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction; (d) Capital Lease Obligations; (e) the deferred and unpaid of the purchase price of any property, all conditional sale Obligations and all Obligations under any title retention agreement, except any such balance that constitutes an accrued expense or trade payable if it is not overdue by 90 days or more or is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (f) representing any Hedging Obligations; (g) the maximum fixed redemption or repurchase price of Disqualified Capital Stock of such Person at the date of determination; and (h) Attributable Debt of such Person with respect to any sale and leaseback transaction to which such Person is a party. For purposes of the preceding sentence, the maximum fixed repurchase price of any Disqualified Capital Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture; provided, however, that if such Disqualified Capital Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Disqualified Capital Stock.

       In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person).

       The amount of any Indebtedness outstanding as of any date shall be (a) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and (b) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

       For purposes of calculating the amount of any Indebtedness hereunder, (a) there shall be no double-counting of direct obligations and reimbursement obligations for letters of credit; (b) the principal amount of any Indebtedness of any Person arising by reason of such Person having granted or assumed a Lien on its property to secure Indebtedness of others shall be the lower of the Fair Market Value of such property and the principal amount of such Indebtedness outstanding (or committed to be advanced) at the time of determination; (c) the principal amount of any Indebtedness of any Person arising by reason of such Person having guaranteed Indebtedness of others where the amount of such guarantee is limited to an amount less than the principal amount of the Indebtedness guaranteed, shall be such amount as so limited; (d) the payment obligation for non-interest rate Hedging Obligations shall be equal to (i) zero, to the extent the notional amount of the Hedging Obligation is not greater than the reasonably anticipated requirements of the Company and its Subsidiaries for the asset that is the subject of the Hedging Obligation, as such needs are projected by management of the Company at the time the Hedging Obligation is entered into or (ii) the notional amount of such Hedging Obligation, to the extent such notional amount exceeds such reasonably anticipated requirements.

       "Indenture" means this Indenture, as amended or supplemented from time to time.

       "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

       "Initial Issue Date" means the first Issue Date to occur.

       "Initial Notes" means the Notes issued under this Indenture on the date hereof.

       "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

       "Invested Capital" means the sum of (a) 20% of the aggregate net cash proceeds received by the Company from the issuance or sale of (or capital contributions with respect to) any Qualified Capital Stock prior to the Issue Date, plus (b) the aggregate net cash proceeds received by the Company from the issuance or sale of (or capital contributions with respect to) any Qualified Capital Stock (including Preferred Stock, but only if any redemption thereof is permitted only after the Stated Maturity of the Notes) or Subordinated Stockholder Debt subsequent to the Issue Date and (c) all net cash proceeds from the issuance or sale of Indebtedness of the Company or any Restricted Subsidiary subsequent to the Issue Date convertible or exchangeable into Qualified Capital Stock, in each case upon conversion or exchange thereof into Capital Stock of the Company subsequent to the Initial Issue Date; provided, however, that the net proceeds from the issuance or sale of Capital Stock or Indebtedness described in clause (b) or (c) shall be excluded from any computation of Invested Capital to the extent (i) utilized to make a Restricted Payment or Permitted Investment or (ii) such Capital Stock or Indebtedness shall have been issued or sold to the Company, a Subsidiary of the Company or any employee stock ownership plan or trust established by the Company or any such Subsidiary for the benefit of their employees.

       "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including Guarantees or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Equity Interests of such Subsidiary not sold or disposed of.

       "IPO" means, with respect to any Person, the first Public Equity Offering by such Person.

       "Issue Date" means each date on which any Notes are issued under this Indenture.

       "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

       "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset securing Indebtedness, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

       "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

       "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries and (ii) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss).

       "Net Cash Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of
(i) the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and brokerage and sales commissions) actually incurred, (ii) taxes paid or payable as a result thereof (actually incurred after taking into account any available tax credits or deductions and any tax sharing arrangements), (iii) amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that were the subject of such Asset Sale and (iv) any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

       "New York Trust Office of the Trustee" shall be the office of the Trustee maintained in New York City at AIB Bank, c/o Allfirst Trust Company-MC 101-591, 405 Park Avenue, Attn: Cormac Daly, or such other address in New York City as to which the Trustee may give notice to the Company.

       "Non-Recourse Debt" means Indebtedness (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise), or (c) constitutes the lender; and (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders have been notified in writing that they shall not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

       "Non-U.S. Person" means a Person who is not a U.S. Person.

       "Notes" has the meaning assigned to it in the preamble to this Indenture. The Initial Notes, the Additional Notes and the Exchange Notes shall be treated as a single class for all purposes under this Indenture.

       "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

       "Offering" means the offering of the Notes by the Company.

       "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

       "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements of
Section 10.05 hereof.

       "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section
10.05 hereof. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

       "Optional Redemption Rate" means one-half the Applicable Rate divided by three.

       "Pari Passu Indebtedness" means Indebtedness that ranks pari passu in right of payment to the Notes.

       "Participant" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to DTC, shall include Euroclear and Cedel).

       "Permitted Debt" means:

              (a) Vendor Debt in an aggregate principal amount not to exceed $50.0 million outstanding at any one time;

              (b) Indebtedness permitted to be borrowed under the Credit Facilities in an aggregate principal amount not to exceed $75.0 million outstanding at any time;

              (c) Telecommunications Assets Debt;

              (d) Indebtedness of the Company to any of its Restricted Subsidiaries or Indebtedness of a Restricted Subsidiary of the Company to the Company or to another Restricted Subsidiary of the Company (but only so long as such debt is held by a Person who is the Company or such a Restricted Subsidiary);

              (e) Indebtedness represented by the Notes, any Additional Notes and any Exchange Notes issued pursuant to this Indenture (including, in each case, any Guarantees thereof);

              (f) Indebtedness in respect of (i) letters of credit, bankers' acceptances or other similar instruments or obligations, issued in connection with liabilities incurred in the ordinary course of business (including those issued to governmental entities in connection with self-insurance under applicable workers' compensation statutes) or (ii) surety, judgment, appeal, performance and other similar bonds, instruments or obligations provided in the ordinary course of business;

              (g) Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guarantees, or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of its Restricted Subsidiaries pursuant to such agreements, in any case incurred in connection with the disposition of any business, assets or Restricted Subsidiary of the Company, in a principal amount not to exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition;

              (h) Indebtedness in existence on the Issue Date;

              (i) Indebtedness incurred in connection with Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate risk with respect to any Indebtedness that is permitted by the terms of this Indenture to be outstanding or currency exchange risk other than solely for speculative purposes;

              (j) Acquired Debt which was not incurred in connection with, or in contemplation of, merging with or into, or becoming a Subsidiary of, the Company or a Restricted Subsidiary; and

              (k) Indebtedness incurred in connection with or given in exchange for the renewal, extension, substitution, refunding, defeasance, refinancing or replacement of any Indebtedness referred to in clauses
       (c), (e), (h) and (j) and not incurred in violation of this Indenture ("Refinancing Debt"); provided, however, that (x) the principal amount of such Refinancing Debt shall not exceed the principal amount of the Indebtedness so renewed, extended, substituted, refunded, defeased, refinanced or replaced (plus the premiums paid, and the expenses incurred, in connection therewith), (y) with respect to Refinancing Debt of any debt, if the Average Life of the debt being renewed, extended, substituted, refunded, defeased, refinanced or replaced is equal to or greater than the Average Life of the Notes, the Refinancing Debt shall have an Average Life equal to or greater than the

       Average Life of the Notes and shall not mature prior to the Stated Maturity of the Notes, and (z) with respect to Refinancing Debt of any Indebtedness, such Refinancing Debt shall rank no more senior (including as a result of structural subordination of the Notes), and shall be at least as subordinated, in right of payment to the Notes as the Indebtedness being renewed, extended, substituted, refunded, defeased, refinanced or replaced.

       "Permitted Investments" means (a) any Investment in the Company or in a Restricted Subsidiary of the Company; (b) any Investment in cash and Cash Equivalents; (c) any Investment by the Company or any Restricted Subsidiary of the Company in a Person, if as a result of such Investment (A) such Person becomes a Restricted Subsidiary of the Company or (B) such Person, in one transaction or a series of related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company; (d) any Restricted Investment made as a result of the receipt of consideration not constituting cash or Cash Equivalents from an Asset Sale that was made pursuant to and in compliance with the provisions set forth in Section
4.10 hereof; (e) any Investment existing on the date of this Indenture; (f) any Investment by Restricted Subsidiaries in other Restricted Subsidiaries and Investments by Subsidiaries that are not Restricted Subsidiaries in other Subsidiaries that are not Restricted Subsidiaries; (g) any Investment acquired by the Company or any of its Restricted Subsidiaries (A) in exchange for any other Investment or receivable held by the Company or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or receivable or (B) as a result of a foreclosure by the Company or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; (h) Hedging Obligations; (i) loans and advances to officers, directors and employees for business-related travel expenses, moving expenses and other similar expenses, in each case, incurred in the ordinary course of business consistent with past practice not to exceed $1.0 million in any twelve-month period at any one time outstanding; and (j) Investments made after the Issue Date in Persons engaged in the Telecommunications Business in an aggregate amount not to exceed Invested Capital.

       "Permitted Liens" means:

              (a) Liens for taxes, assessments or governmental charges or claims either (i) not delinquent or (ii) contested in good faith by appropriate proceedings and as to which the Company or any Restricted Subsidiary shall have set aside on its books such reserves as may be required pursuant to GAAP;

              (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

              (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, including any Lien securing letters of credit issued in the ordinary course of business consistent with past practice in connection therewith, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

              (d) judgement Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally determined or the period within which such proceedings may be initiated shall not have expired;

              (e) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not impairing in any material respect the ordinary conduct of business of the Company or any Restricted Subsidiary;

              (f) any interest or title of a lessor under any Capitalized Lease Obligation; provided that such Liens do not extend to any property or assets which are not leased property subject to such Capitalized Lease Obligation;

              (g) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

              (h) Liens securing Hedging Obligations;

              (i) Liens securing Acquired Debt incurred in accordance with
       Section 4.17, provided that (i) such Liens secure the Acquired Debt at the time of and prior to the incurrence of such Acquired Debt by the Company or a Restricted Subsidiary and were not granted in connection with, or created in anticipation of, the incurrence of such Acquired Debt by the Company or a Restricted Subsidiary and (ii) such Liens do not extend to other property or assets of the Company or any Restricted Subsidiary other than the property or assets that secure the Acquired Debt prior to the time such Indebtedness became Acquired Debt;

              (j) Liens securing Vendor Debt and Indebtedness incurred under the Credit Facilities, provided that such Indebtedness was incurred in compliance with clauses (a) and (b), respectively, of the definition of Permitted Debt; and

              (k) Liens securing Telecommunications Assets Debt.

       "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

       "Preferred Stock" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

       "Private Placement Legend" means the legend set forth in Section 2.06(g)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

       "Public Equity Offering" means, with respect to any Person, an underwritten primary public offering of Common Stock of such Person in the United States of at least $25 million pursuant to an effective registration statement filed under the Securities Act.

       "Purchaser" means Nortel Networks Inc.

       "Qualified Capital Stock" means any Capital Stock that is not Disqualified Stock.

       "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

       "Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of July 30, 1999, by and among the Company and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

       "Regulation S" means Regulation S promulgated under the Securities Act.

       "Regulation S Global Note" means a Global Note bearing the Private Placement Legend and deposited with or on behalf of the Depositary and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

       "Resale Date" means the first date on which Purchaser sells, transfers or otherwise disposes of all of the Notes to any Person or Persons that are not Affiliates of Purchaser.

       "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

       "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

       "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

       "Restricted Note" means a Restricted Definitive Note and a Restricted Global Note.

       "Restricted Investments" means any Investment other than a Permitted Investment.

       "Restricted Period" means the 40-day distribution compliance period as defined in Regulation S.

       "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

       "Restricted Subsidiary Guarantee" means a supplemental indenture to this Indenture providing for an unconditional Guarantee of payment in full of the Accreted Value of, premium, if any, and interest on the Notes. Any such Restricted Subsidiary Guarantee shall not be subordinate to any Indebtedness of the Restricted Subsidiary providing the Restricted Subsidiary Guarantee. The obligations of each Restricted Subsidiary under a Restricted Subsidiary Guarantee shall be limited to the maximum amount, as shall, after giving effect to all other contingent and fixed liabilities of such Restricted Subsidiary, result in the obligations of such Restricted Subsidiary under the Restricted Subsidiary Guarantee not constituting a fraudulent conveyance or fraudulent transfer under applicable law. Notwithstanding the foregoing, any Restricted Subsidiary Guarantee by a Restricted Subsidiary of the Notes shall provide by its terms that it shall be automatically and unconditionally released and discharged upon the sale or other disposition, by way of merger or otherwise, to any Person not an Affiliate of the Company, of all of the Company's and its Restricted Subsidiaries' Capital Stock in such Restricted Subsidiary. In addition, any Restricted Subsidiary Guarantee shall be automatically and unconditionally released and discharged upon the merger or consolidation of the applicable Restricted Subsidiary with and into the Company or another Restricted Subsidiary that has guaranteed the Notes and that is the surviving Person in such merger or consolidation.

       "Rule 144" means Rule 144 promulgated under the Securities Act.

       "Rule 144A" means Rule 144A promulgated under the Securities Act.

       "Rule 903" means Rule 903 promulgated under the Securities Act.

       "Rule 904" means Rule 904 promulgated the Securities Act.

       "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor to the rating agency business thereof.

       "SEC" means the Securities and Exchange Commission.

       "Securities Act" means the Securities Act of 1933, as amended.

       "Significant Restricted Subsidiary" means any Restricted Subsidiary that would be a "Significant Subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.

       "Significant Subsidiary" means any Subsidiary that would be a "Significant Subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.

       "Special Interest" means, as liquidated damages, all special interest then accruing pursuant to Section 2(d) of the Registration Rights Agreement.

       "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

       "Subsidiary" means, with respect to any specified Person (a) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (b) any partnership (i) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (ii) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

       "Surviving Person" means, with respect to any Person involved in or that makes any Disposition, the Person formed by or surviving such Disposition or the Person to which such Disposition is made.

       "Telecommunications Assets" means (a) any Property (other than cash, Cash Equivalents and securities) to be owned by the Company or any Restricted Subsidiary and used in the Telecommunications Business; (b) for purposes of
Section 4.09 and 4.16 only, Capital Stock of any Person primarily engaged in the Telecommunications Business; or (c) for all other purposes of this Indenture, Capital Stock of a Person primarily engaged in the Telecommunications Business that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary from any Person other than an Affiliate of the Company.

       "Telecommunications Assets Debt" means any Debt of the Company or any of its Restricted Subsidiaries (including Acquired Debt and Capital Lease Obligations, mortgage financings and purchase money obligations) incurred for the purpose of financing all or any part of the cost of acquisition, construction, installation, expansion, lease, improvement or development of Telecommunications Assets.

       "Telecommunications Business" means the business of (i) transmitting, or providing services relating to the transmission of, voice, video or data through owned or leased transmission facilities, (ii) constructing, creating, developing or marketing communications networks, related network transmission equipment, software and other devices for use in a communications business, (iii) computer outsourcing, data center management, computer systems integration, reengineering of computer software for any purpose (including, without limitation, for the purposes of porting computer software from one operating environment or computer platform to another or to address issues commonly referred to as "Year 2000 issues") or (iv) evaluating, participating or pursuing any other activity or opportunity that is primarily related to those identified in (i), (ii) or (iii) above; provided that the determination of what constitutes a Telecommunications Business shall be made in good faith by the Board of Directors.

       "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

       "Treasury Rate" means, as of any date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) which has become publicly available at least five Business Days prior to such date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to 10 years.

       "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

       "Unrestricted Global Note" means a permanent global Note substantially in the form of Exhibit A hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

       "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

       "Unrestricted Subsidiary" means each Subsidiary of the Company created after the date of this Indenture and so designated by a resolution adopted by the Board of Directors pursuant to Section 4.08 hereof.

       "U.S. Person" means a U.S. person as defined in Rule 902(o) under the Securities Act.

       "Vendor Debt" means any Debt (including Acquired Debt and Capital Lease Obligations, mortgage financings and purchase money obligations) incurred pursuant to any agreement with one or more other vendors, suppliers or lessors of equipment (including any facility entered into with any vendor, supplier or lessor or any financial institution acting on behalf of any vendor, supplier or lessor) as such agreement may be amended, modified, supplemented, refunded, refinanced, restructured, renewed or replaced from time to time (whether in whole or in part, whether with the original agent or lenders or other agents or lenders and whether provided under the original agreement or otherwise).

       "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

       "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (b) the then outstanding principal amount of such Indebtedness.

       "Wholly Owned Restricted Subsidiary" of any specified Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person and one or more Wholly Owned Restricted Subsidiaries of such Person.

Section 1.02. Other Definitions.

                                                                     Defined in
            Term                                                       Section
            ----                                                       -------

            "Affiliate Transaction"...........................            4.11
            "Authentication Order"............................            2.02
            "Change of Control Offer".........................            4.15
            "Change of Control Payment".......................            4.15
            "Change of Control Payment Date"..................            4.15
            "Covenant Defeasance".............................            8.03
            "DTC".............................................            2.03
            "Event of Default"................................            6.01
            "incur"...........................................            4.09
            "Legal Defeasance"................................            8.02
            "Payment Default".................................            6.01
            "Paying Agent"....................................            2.03
            "Permitted Debt"..................................            4.09
            "Registrar".......................................            2.03
            "Restricted Payments".............................            4.07

Section 1.03. Incorporation by Reference of Trust Indenture Act.

       Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

       The following TIA terms used in this Indenture have the following meanings:

       "indenture securities" means the Notes;

       "indenture security Holder" means a Holder of a Note;

       "indenture to be qualified" means this Indenture;

       "indenture trustee" or "institutional trustee" means the Trustee; and

       "obligor" on the Notes means the Company, and any successor obligor upon the Notes.

       All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04. Rules of Construction.

       Unless the context otherwise requires:

       (a) a term has the meaning assigned to it;

       (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

       (c) "or" is not exclusive;

       (d) words in the singular include the plural, and in the plural include the singular;

       (e) provisions apply to successive events and transactions; and

       (f) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.

                                    ARTICLE 2
                                    THE NOTES

Section 2.01. Form and Dating.

       (a) General. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

       The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

       (b) Global Notes. Notes issued in global form shall be substantially in the form of Exhibit A hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with written instructions given by the Holder thereof as required by Section 2.06 hereof.

       (c) Euroclear and Cedel Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in any Regulation S Global Notes that are held by Participants through Euroclear or Cedel Bank.

       (d) Book-Entry Provisions. This Section 2.01(d) shall apply only to Global Notes deposited with or on behalf of the Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 2.01(d), authenticate and deliver the Global Notes that (i) shall be registered in the name of the Depositary or the nominee of the Depositary and (ii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions or held by the Trustee as custodian for the Depositary. Participants and Indirect Participants shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as custodian for the Depositary or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Note.

       (e) Definitive Notes. Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto).

Section 2.02. Execution and Authentication.

       Two Officers shall sign the Notes for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Notes and may be in facsimile form. If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

       A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

       The Trustee shall, upon a written order of the Company signed by two Officers (an "Authentication Order"), authenticate Notes for original issue up to the aggregate principal amount stated in paragraph 4 of the Notes. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 2.07 hereof.

       The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

Section 2.03. Registrar and Paying Agent.

       The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"), in each case, in accordance with Section 4.02 hereof. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company may act as Paying Agent or Registrar.

       The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to any Global Notes and initially appoints the Trustee to act as the Registrar and Paying Agent and to act as custodian with respect to any Global Notes.

Section 2.04. Paying Agent to Hold Money in Trust.

       The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium and Special Interest, if any or interest on the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

Section 2.05. Holder Lists.

       The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Company shall otherwise comply with TIA Section 312(a).

Section 2.06. Transfer and Exchange.

       (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or
(ii) the Company, in its sole discretion, determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee. Upon the occurrence of either of the preceding events in clause (i) or (ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections
2.07 and 2.10 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.06 or Section 2.07 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a), however, beneficial interests in a Global Note may be transferred and exchanged as provided in
Section 2.06(b), (c) or (f) hereof.

       (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

           (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

           (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global
       Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above. Upon consummation of an Exchange Offer by the Company in accordance with Section 2.06(f) hereof, the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h) hereof.

              (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                   (A) if the transferee will take delivery in the form of a
              beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                   (B) if the transferee will take delivery in the form of a
              beneficial interest in the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

              (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 2.06(b)(ii) above and:

                   (A) such exchange or transfer is effected pursuant to the
              Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                     (B) such transfer is effected pursuant to the Shelf
              Registration Statement or the Market Making Shelf Registration Statement, in each case, in accordance with the Registration Rights Agreement;

                     (C) such transfer is effected by a Broker-Dealer pursuant
              to the Exchange Registration Statement in accordance with the Registration Rights Agreement; or

                     (D) the Registrar receives the following:

                            (1) if the holder of such beneficial interest in a
                     Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item
                     (1)(a) thereof; or

                            (2) if the holder of such beneficial interest in a
                     Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                     and, in each such case set forth in this subparagraph (D), if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

       If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above. Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

       (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

           (i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                     (A) if the holder of such beneficial interest in a
              Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                     (B) if such beneficial interest is being transferred to a
              QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                     (C) if such beneficial interest is being transferred to a
              Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                     (D) if such beneficial interest is being transferred
              pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                     (E) if such beneficial interest is being transferred to an
              Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                     (F) if such beneficial interest is being transferred to the
              Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                     (G) if such beneficial interest is being transferred
              pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to
              Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

              (ii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                     (A) such exchange or transfer is effected pursuant to the
              Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not
              (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                     (B) such transfer is effected pursuant to the Shelf
              Registration Statement or the Market Making Shelf Registration Statement, in each case, in accordance with the Registration Rights Agreement;

                     (C) such transfer is effected by a Broker-Dealer pursuant
              to the Exchange Registration Statement in accordance with the Registration Rights Agreement; or

                     (D) the Registrar receives the following:

                     (1) if the holder of such beneficial interest in a
              Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                     (2) if the holder of such beneficial interest in a
              Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

              and, in each such case set forth in this subparagraph (D), if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

              (iii) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar in writing through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall not bear the Private Placement Legend.

       (d) Transfer and Exchange of Definitive Notes for Beneficial Interests.

          (i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                     (A) if the Holder of such Restricted Definitive Note
              proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                     (B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                     (C) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                     (D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                     (E) if such Restricted Definitive Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                     (F) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                     (G) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, or in the case of clause (C) above, the Regulation S Global Note.

              (ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                     (A) such exchange or transfer is effected pursuant to the
              Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or
              (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                     (B) such transfer is effected pursuant to the Shelf
              Registration Statement or the Market Making Shelf Registration Statement, in each case, in accordance with the Registration Rights Agreement;

                     (C) such transfer is effected by a Broker-Dealer pursuant
              to the Exchange Registration Statement in accordance with the Registration Rights Agreement; or

                     (D) the Registrar receives the following:

                     (1) if the Holder of such Definitive Notes proposes to
              exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                     (2) if the Holder of such Definitive Notes proposes to
              transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

              and, in each such case set forth in this subparagraph (D), if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

              Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

              (iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a written request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

       If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with
Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

       (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

           (i) Restricted Definitive Notes to Restricted Definitive Notes.
       Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                     (A) if the transfer will be made pursuant to Rule 144A
              under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                     (B) if the transfer will be made pursuant to Rule 903 or
              Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                     (C) if the transfer will be made pursuant to any other
              exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

              (ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                     (A) such exchange or transfer is effected pursuant to the
              Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or
              (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                     (B) any such transfer is effected pursuant to the Shelf
              Registration Statement or the Market Making Shelf Registration Statement, in each case, in accordance with the Registration Rights Agreement;

                     (C) any such transfer is effected by a Broker-Dealer
              pursuant to the Exchange Registration Statement in accordance with the Registration Rights Agreement; or

                     (D) the Registrar receives the following:

                     (1) if the Holder of such Restricted Definitive Notes
              proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                     (2) if the Holder of such Restricted Definitive Notes
              proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

              and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

              (iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

       (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an

Authentication Order in accordance with Section 2.02, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

       (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

           (i) Private Placement Legend. (A) Except as permitted by subparagraph
       (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

       "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."

           (B) Notwithstanding the foregoing, any Global Note or Definitive
       Note issued pursuant to subparagraphs (b)(iv), (c)(ii), (c)(iii),
       (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) to this Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

           (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

       "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND
       (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF NET2000 COMMUNICATIONS, INC."

       (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

       (i) General Provisions Relating to Transfers and Exchanges.

           (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Company's order or at the Registrar's request.

           (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 4.15 and 9.05 hereof).

           (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

           (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this

       Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

              (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of 15 Business Days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

              (vi) Prior to the due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

              (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

              (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

Section 2.07. Replacement Notes.

       If any mutilated Note is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers of the Company, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the reasonable judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge such Holder for its expenses in replacing a Note.

       Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.08. Outstanding Notes.

       The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section 2.08 as not outstanding. Except as set forth in Section 2.09 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

       If a Note is replaced pursuant to Section 2.07 hereof (other than a mutilated Note surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser. A mutilated Note ceases to be outstanding upon surrender of such Note and replacement thereof pursuant to Section 2.07 hereof.

       If the principal amount of any Note is considered paid under Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue or accrete, as the case may be.

       If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue or accrete interest, as the case may be.

Section 2.09. Treasury Notes.

       In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded.

Section 2.10. Temporary Notes.

       Until definitive Notes are ready for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes upon a written order of the Company signed by one Officer of the Company. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes. Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

Section 2.11. Cancellation.

       The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Notes in its customary manner (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Notes shall be delivered to the Company. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.12. Defaulted Interest.

       If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.13. CUSIP Numbers.

       The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the "CUSIP" numbers.


                                    ARTICLE 3
                            REDEMPTION AND PREPAYMENT

Section 3.01. Notices to Trustee.

       If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

Section 3.02. Selection of Notes to Be Redeemed.

       If less than all of the Notes are to be redeemed or purchased in an offer to purchase at any time, the Trustee shall select the Notes to be redeemed or purchased among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or such method as the Trustee shall deem fair and appropriate. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

       The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

Section 3.03. Notice of Redemption.

       Subject to the provisions of Section 3.09 hereof, at least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

       The notice shall identify the Notes (including applicable CUSIP Numbers) to be redeemed and shall state:

       (a) the redemption date;

       (b) the redemption price and the amount of accrued interest and Special Interest, if any;

       (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon surrender of the original Note;

       (d) the name and address of the Paying Agent;

       (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

       (f) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue or accrete, as the case may be, on and after the redemption date;

       (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed;

       (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes; and

       (i) if fewer than all the Notes are to be redeemed, the identification of the particular Notes (or portions thereof) to be redeemed as well as the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption.

       At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.04. Effect of Notice of Redemption.

       Once notice of redemption is mailed in accordance with Section 3.03 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

Section 3.05. Deposit of Redemption Price.

       One Business Day prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest and Special Interest, if any, on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on and Special Interest, if any, all Notes to be redeemed.

       If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest and Special Interest, if any, shall cease to accrue or accrete, as the case may be, on the Notes or the portions of Notes called for redemption whether or not such Notes are presented for payment. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest and Special Interest, if any, shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest and Special Interest, if any, shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest and Special Interest, if any, not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01 hereof.

Section 3.06. Notes Redeemed in Part.

       Upon surrender of a Note that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

Section 3.07. Optional Redemption.

       (a) Except as otherwise set forth in Sections 3.07(b), 3.07(c), 3.08,
4.10 or 4.15 hereof, the Notes shall not be redeemable at the Company's option prior to July 15, 2004. After July 15, 2004, the Company may redeem all or part of the Notes upon not less than 30 nor more than 60 days' notice at the redemption prices (expressed as percentages of the principal amount at Stated Maturity) plus accrued and unpaid interest (including Special Interest, if any) thereon to the redemption date if redeemed during the 12-month period beginning on July 15 of the years set forth below:

        Year                                            Percentage
        ----                                            ----------
        2004...........................................  100% plus 3 times the Optional Redemption Rate
        2005...........................................  100% plus 2 times the Optional Redemption Rate
        2006...........................................  100% plus the Optional Redemption Rate
        2007 and thereafter............................  100%

       (b) At any time or from time to time prior to the earlier of the Resale Date or July 15, 2004, the Company may redeem the Notes held by Purchaser, at its option, in whole or in part, at a redemption price equal to 100% of the Accreted Value thereof plus accrued and unpaid interest not otherwise included in such Accreted Value (including Special Interest, if any) to but excluding the redemption date.

       (c) Subject to the provisions of Section 3.08(b), at any time prior to July 15, 2002, the Company may on any one or more occasions redeem up to 35% of the Accreted Value of Notes issued under this Indenture at a redemption price equal to 100% plus the Applicable Rate of the Accreted Value thereof (plus Special Interest, if any, to but excluding the redemption date), with the Net Cash Proceeds of one or more Public Equity Offerings; provided, however, that at least 65% of the aggregate principal amount of Notes at Stated Maturity originally issued under this Indenture remains outstanding immediately after the occurrence of each such redemption (excluding Notes held by the Company and its Subsidiaries); and provided, further, that any such redemption must occur within 60 days of the date of the closing of such Public Equity Offering.

       (d) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06 hereof.

Section 3.08. Mandatory Redemption.

       (a) Other than as expressly provided in Section 3.08(b), 41.0 or 4.15, the Company will not be required to make mandatory or sinking fund redemption payments with respect to the Notes.

       (b) Until the Resale Date, in the event of an IPO by the Company, its parent (if any) or one or more of its subsidiaries, or the sale or distribution by any of them of any of their respective debt securities, the Company shall, on the closing date of such sale or distribution, redeem all Notes held by Purchaser (and only Purchaser) at a redemption price in cash equal to 100% of their Accreted Value plus accrued and unpaid interest not otherwise included in such Accreted Value (including Special Interest, if any) to but excluding the redemption date.

       (c) Any redemption pursuant to this Section 3.08 shall be made pursuant to the provisions of Section 3.01 through 3.06 hereof.

Section 3.09. Offer to Purchase by Application of Excess Proceeds.

       In the event that, pursuant to Section 4.10 hereof, the Company shall be required to commence an offer to all Holders to purchase Notes, it shall follow the procedures specified below.

       The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Asset Sale Purchase Date"), the Company shall purchase the principal amount of Notes required to be purchased pursuant to Section 4.10 hereof (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

       If the Asset Sale Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest and Special Interest, if any, shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest or Special Interest, if any, shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer.

       Upon the commencement of an Asset Sale Offer, the Company shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

       (a) that the Asset Sale Offer is being made pursuant to this Section 3.09 and Section 4.10 hereof and the length of time the Asset Sale Offer shall remain open;

       (b) the Offer Amount, the Asset Sale Purchase Date, the purchase price and the amount of accrued and unpaid interest and Special Interest, if any, as of the Asset Sale Purchase Date;

       (c) that any Note not tendered or accepted for payment shall continue to accrete or accrue interest and Special Interest, if any;

       (d) that, unless the Company defaults in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrete or accrue interest and Special Interest, if any, after the Asset Sale Purchase Date;

       (e) that Holders electing to have a Note purchased pursuant to an Asset Sale Offer may only elect to have all of such Note purchased and may not elect to have only a portion of such Note purchased;

       (f) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer the Note by book-entry transfer, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice at least three days before the Asset Sale Purchase Date;

       (g) that Holders shall be entitled to withdraw their election if the Company, the Depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his or her election to have such Note purchased;

       (h) that, if the principal amount of Notes surrendered by Holders exceeds the Offer Amount, the Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

       (i) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

       On the Asset Sale Purchase Date for any Asset Sale Offer, the Company shall (i) accept for payment the maximum principal amount of Notes tendered pursuant to such Asset Sale Offer than can be purchased out of Excess Proceeds from such Asset Sales, (ii) deposit with the Paying Agent the aggregate purchase price of all Notes accepted for payment and any accrued and unpaid interest and Special Interest, if any, on such Notes as of the Asset Sale Purchase Date, and
(iii) deliver or cause to be delivered to the Trustee all Notes tendered pursuant to the Asset Sale Offer. If less than all Notes tendered pursuant to any Asset Sale Offer are accepted for payment by the Company for any reason, selection of the Notes to be purchased by the Trustee shall be in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, by lot or by such method as the Trustee shall deem fair and appropriate; provided that Notes accepted for payment in part shall only be purchased in integral multiples of $1,000. The Paying Agent shall promptly mail to each Holder of Notes accepted for payment an amount equal to the purchase price for such Notes plus any accrued and unpaid interest and Special Interest thereon, if any, and the Trustee shall promptly authenticate and mail to such Holder of Notes accepted for payment in part a new Note equal in principal amount to any unpurchased portion of the Notes, and any Note not accepted for payment in whole or in part shall be promptly returned to the Holder of such Note. On and after an Asset Sale Purchase Date, interest and Special Interest, if any, shall cease to accrete or accrue, as applicable, on the Notes accepted for payment. The Company shall announce the results of the Offer to Holders of the Notes on or as soon as practicable after the Asset Sale Purchase Date.

       Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

                                    ARTICLE 4
                                    COVENANTS

Section 4.01. Payment of Notes.

       The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. The Company shall pay all Special Interest, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement.

       The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Special Interest, if any, (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 4.02. Maintenance of Office or Agency.

       The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the New York Trust Office or Corporate Trust Office of the Trustee.

       The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

       The Company hereby designates the New York Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03 hereof.

Section 4.03. Reports.

       (a) Whether or not required by the SEC, so long as any Notes are outstanding, the Company shall furnish to the Holders of Notes and to the Trustee, within the time periods specified in the SEC's rules and regulations
(i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the

Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports. If the Company has designated any of its Subsidiaries as Unrestricted Subsidiaries and if any of its Unrestricted Subsidiaries would constitute a Significant Subsidiary or any group of Unrestricted Subsidiaries taken as a whole, would constitute a Significant Subsidiary, then the quarterly and annual financial information required by this Section shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in "Management's Discussion and Analysis of Financial Condition and Results of Operations", of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company. The Company shall at all times comply with Section 314(a) of the TIA. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

       (b) Following the consummation of the Exchange Offer or the effectiveness of any other Registration Statement, whether or not required by the SEC, the Company shall file a copy of all of the information and reports referred to in clauses (a)(i) and (a)(ii) above with the SEC for public availability within the time periods specified in the SEC's rules and regulations (unless the SEC will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

       (c) For so long as any Notes remain outstanding, the Company shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Section 4.04. Compliance Certificate.

       (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

       (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03(a) above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article 4 or Article 5 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

       (c) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon, but in any event within five Business Days, of any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 4.05. Taxes.

       The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Notes. The Company will not, and will not permit any Restricted Subsidiary to, file or consent to the filing of any consolidated income tax return with any Person other than the Company and the Restricted Subsidiaries.

Section 4.06. Stay, Extension and Usury Laws.

       The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.07. Restricted Payments.

       The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

       (a) declare or pay any dividend or make any other payment or distribution on account of the Company's Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company) or to the direct or indirect holders of the Company's Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or to the Company);

       (b) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company or any direct or indirect parent of the Company;

       (c) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is subordinated to the Notes, except a payment of interest or principal at the Stated Maturity thereof; or

       (d)    make any Restricted Investment

(all such payments and other actions set forth in clauses (a) through (d) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

       (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

       (b) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness (other than Permitted Debt) pursuant to the first paragraph of Section 4.09 hereof; and

       (c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments declared or made after the date of this Indenture shall not exceed, at the date of determination, the sum of:

              (i) an amount equal to 50% of the Company's cumulative Consolidated Net Income (or if the Company's cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date hereof to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment, plus

              (ii) an amount equal to 100% of the aggregate net cash proceeds received by the Company from the sale of Equity Interests since the date of this Indenture (other than (A) sales of Disqualified Stock, and (B) Equity Interests sold to any of the Company's Subsidiaries), plus

              (iii)  without duplication of any amount included in clause
                     (c)(ii) above, 100% of the aggregate net cash proceeds received by the Company as a capital contribution since the date of this Indenture, plus

              (iv) to the extent that any Restricted Investment that was made after the date hereof was sold for cash, the lesser of (A) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (B) the initial amount of such Restricted Investment, plus

              (v) without duplication of any amount included in clause (iv) above, to the extent that any Unrestricted Subsidiary is redesignated as a Restricted Subsidiary, the aggregate fair market value of all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary so redesignated.

       So long as no Default has occurred and is continuing or would be caused thereby, the preceding provisions will not prohibit:

(a) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture;

(b) the redemption, repurchase, retirement, defeasance or other acquisition of any subordinated Indebtedness of the Company or of any Equity Interests of the Company in exchange for (including any such exchange pursuant to the exercise of a conversion right or privilege in which cash is paid in lieu of fractional shares or scrip), or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, Equity Interests of the Company (other than Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause
       (c)(ii) of the preceding paragraph;

(c) the defeasance, redemption, repurchase or other acquisition of subordinated Indebtedness of the Company with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness;

(d) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Subsidiary of the Company held by any employee, director or consultant of the Company (or any of its Subsidiaries) pursuant to any equity subscription agreement or stock option or similar agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $1.0 million in any twelve-month period at any one time outstanding;

       The amount of all Restricted Payments, other than cash, shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued to or by the Company or such Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any assets or securities that are required to be valued by this covenant shall be determined by the Board of Directors in good faith whose resolution with respect thereto shall be delivered to the Trustee.

       To the extent the issuance of Capital Stock and the receipt of capital contributions are applied to permit the issuance of Indebtedness pursuant to clause (l) of the definition of Permitted Debt, the issuance of such Capital Stock and the receipt of such capital contributions shall not be applied to Restricted Payments under this covenant.

Section 4.08. Designation of Restricted and Unrestricted Subsidiaries.

       The Board of Directors may designate any Subsidiary (other than a Subsidiary that owns Equity Interests in a Restricted Subsidiary) to be an Unrestricted Subsidiary only if (i) the Subsidiary to be so designated has total assets of $1,000 or less or (ii) such Subsidiary has total assets grater than $1,000 and (a) such designation would not cause a Default, (b)after giving effect to such designation, the Company could incur at least $1.00 of additional Indebtedness (other than Permitted Debt) pursuant to the first paragraph of
Section 4.09 hereof and (c) the Company could make an Investment at the time of designation equal to the sum of (x) the Fair Market Value of the Equity Interests of such Subsidiary owned by the Company and/or Restricted Subsidiaries at such time and (y) the aggregate amount of Indebtedness of such Subsidiary owed to the Company and the Restricted Subsidiaries at such time. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate fair market value of all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary so designated shall be deemed to be a Restricted Investment made as of the time of such designation and shall either reduce the amount available for Restricted Payments under the first paragraph of
Section 4.07 hereof or reduce the amount available for future Permitted Investments, as the Company shall determine. That designation shall only be permitted if such Restricted Investment would be permitted at that time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

       The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation (i) the Company could incur at least $1.00 of additional Indebtedness (other than Permitted Debt) pursuant to the first paragraph of
Section 4.09 hereof and (ii) no Default or Event of Default shall have occurred or be continuing.

       Any designation pursuant to this Section 4.08 by the Board of Directors shall be evidenced to the Trustee by the filing with the Trustee of a certified copy of the resolution of the Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.

Section 4.09. Limitation on Indebtedness.

       (a) Limitation on Incurrence of Indebtedness. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired Debt) unless, after giving pro forma effect to such Incurrence and the receipt and application of the net proceeds thereof, no Default or Event of Default would occur as a consequences of such incurrence or be continuing following such incurrence and either (i) the ratio of (A) the aggregate consolidated principal amount (or, in the case of Indebtedness issued at a discount, the then Accreted Value) of

Indebtedness of the Company outstanding as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to the incurrence of such Indebtedness and any other Indebtedness incurred or repaid since such balance sheet date and the receipt and application of the net proceeds thereof, to (B) Consolidated Cash Flow Available for Fixed Charges for the four full fiscal quarters next preceding the Incurrence of such Debt for which consolidated financial statements are available, would be less than 5.0 to 1.0, or (ii) the Company's Consolidated Capital Ratio as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to
(x) the incurrence of such Indebtedness and any other Indebtedness incurred or repaid since such balance sheet date, (y) the issuance of any Capital Stock (other than Disqualified Stock) of the Company since such balance sheet date, including the issuance of any Capital Stock to be issued concurrently with the incurrence of such Indebtedness, and (z) the receipt and application of the net proceeds of such Indebtedness or Capital Stock, as the case may be, is less than
2.0 to 1.0 or (iii) such Indebtedness is Permitted Debt.

       For purposes of determining compliance with this Section 4.09(a), in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (a) through (k) of the definition thereof, or is entitled to be incurred pursuant to the first paragraph of this Section 4.09, the Company shall be permitted to classify such item of Indebtedness on the date of its incurrence, or later reclassify all or a portion thereof, in any manner that complies with this Section 4.09. Indebtedness under Credit Facilities outstanding on the date on which Notes are first issued and authenticated under this Indenture shall be deemed to have been incurred on such date in reliance on the exception provided by clause (a) of the definition of Permitted Debt.

       (b) Limitation on Indebtedness of Restricted Subsidiaries. The Company shall not permit any Restricted Subsidiary that is not a Guarantor to incur any Indebtedness except the following (each of which shall be given independent effect):

           (i)    Restricted Subsidiary Guarantees;

           (ii)   Indebtedness outstanding on the Issue Date;

           (iii) Vendor Debt of Restricted Subsidiaries permitted to be incurred pursuant to clause (a) of the definition of Permitted Debt;

           (iv) Indebtedness of Restricted Subsidiaries under Credit Facilities permitted to be incurred pursuant to clause (b) of the definition of Permitted Debt;

           (v) Telecommunications Assets Debt of Restricted Subsidiaries under Credit Facilities permitted to be incurred pursuant to clause (c) of the definition of Permitted Debt;

           (vi) Indebtedness owned by a Restricted Subsidiary to the Company or another Restricted Subsidiary permitted to be incurred pursuant to clause (d) of the definition of Permitted Debt;

             (vii) Indebtedness of Restricted Subsidiaries in respect of Hedging Obligations permitted to be incurred pursuant to clause (i) of the definition of Permitted Debt;

             (viii) Indebtedness of Restricted Subsidiaries in respect of Acquired Debt permitted to be incurred pursuant to clause (j) of the definition of Permitted Debt;

             (ix) Indebtedness of Restricted Subsidiaries permitted to be incurred pursuant to clause (f) of the definition of Permitted Debt; and

             (x) Indebtedness which is incurred to refinance any Indebtedness of a Restricted Subsidiary permitted to be refinanced pursuant to clause (k) of the definition of Permitted Debt.

Section 4.10. Asset Sales.

       The Company shall not, and shall not permit any of its Restricted Subsidiaries to, cause, make or suffer to exist an Asset Sale unless (i) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (evidenced by a resolution of the Board of Directors set forth in an Officer's Certificate delivered to the Trustee) of the assets or Equity Interests issued or sold or otherwise disposed of and (ii) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash or Cash Equivalents (or, if less than 75%, the remainder of such consideration consists of Telecommunications Assets); provided that the amount of (x) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet) of the Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Company or such Restricted Subsidiary from further liability and (y) any notes or other Obligations received by the Company or any such Restricted Subsidiary from such transferee that are immediately converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash for purposes of this provision.

       Within 360 days after the Company's or any Restricted Subsidiary's receipt of the Net Cash Proceeds of any Asset Sale, the Company or such Restricted Subsidiary may apply the Net Cash Proceeds from such Asset Sale, at its option, (i) to permanently reduce Pari Passu Indebtedness (other than Indebtedness owed to the Company or any Affiliate of the Company) or (ii) to invest in Telecommunications Assets. Pending the final application of any such Net Cash Proceeds, the Company or such Restricted Subsidiary may temporarily reduce Indebtedness under a revolving credit facility, if any, or otherwise invest such Net Cash Proceeds in Cash Equivalents. Any Net Cash Proceeds from the Asset Sale that are not invested as provided and within the time period set forth in the first sentence of this paragraph shall be deemed to constitute "Excess Proceeds."

       When the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company shall be required to make an offer to all Holders of Notes (an "Asset Sale Offer") to purchase the maximum principal amount of Notes, that is an integral multiple of $1,000, that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to (i) for any

Asset Sale Purchase Date occurring prior to July 15, 2004, 100% of the Accreted Value thereof, plus accrued and unpaid interest not otherwise included in the Accreted Value thereof (plus Special Interest) to the date fixed for the closing of such Asset Sale Offer (the "Asset Sale Purchase Date") or (ii) for any Asset Sale Purchase Date occurring on or after July 15, 2004, 100% of the principal amount of such Notes, plus accrued and unpaid interest (plus Special Interest) thereon to such Asset Sale Purchase Date, in accordance with the procedures set forth herein. The Company shall commence an Asset Sale Offer with respect to Excess Proceeds within ten Business Days after the date that the aggregate amount of Excess Proceeds exceeds $10.0 million by mailing the notice required pursuant to the terms of this Indenture, with a copy to the Trustee. To the extent that the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased in accordance with Section 3.02 hereof. Upon completion of any such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

Section 4.11. Transactions with Affiliates.

       The Company shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate in any single transaction or series of related transactions (each, an "Affiliate Transaction"), unless:

       (a) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

       (b) (i) with respect to any transaction or series of related transactions involving aggregate consideration in excess of in excess of $5 million, the Company delivers to the Trustee a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (a) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors and (ii) with respect to any transaction or series of related transactions involving aggregate consideration in excess of in excess of $10 million, an opinion from a nationally recognized investment banking firm, accounting firm or appraisal firm stating that the transaction or series of related transactions is fair to the Company and to the Holders of the Notes from a financial point of view.

       The following items shall not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of the prior paragraph:

       (a) transactions entered into by the Company with Restricted Subsidiaries or among Restricted Subsidiaries;

       (b) Restricted Payments or Permitted Investments that are permitted by the provisions of Section 4.07 hereof;

       (c) the payment of reasonable and customary directors' fees, indemnification and similar arrangements and payments thereunder;

       (d) any obligations of the Company under any employment agreement, noncompetition or confidentiality agreement with any officer of the Company, as in effect on the date of this Indenture (provided that each amendment of any of the foregoing agreements shall be subject to the limitations of this Section 4.11);

       (e) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors; and

       (f) loans or advances to employees in the ordinary course of business of the Company or any of its Restricted Subsidiaries consistent with past practice in an aggregate amount not to exceed $1.0 in any twelve-month period at any one time outstanding;

Section 4.12. Corporate Existence.

       Subject to Article 5 and Section 4.10 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

Section 4.13. Payments for Consent.

       The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder of Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid and is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

Section 4.14. Offer to Repurchase Upon Change of Control.

       (a) Upon the occurrence of a Change of Control, the Company shall make an offer (a "Change of Control Offer") to each Holder to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price (the "Change in Control Payment") in cash equal to (i) as of any Change of Control Payment Date occurring prior to July 15, 2004, 101% of the Accreted Value of such Notes plus accrued and unpaid interest (including Special Interest) not otherwise included in the Accreted Value to the Change of Control Payment Date and (ii) as of any Change of Control Payment Date occurring on or after July 15, 2004, 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest (including Special Interest) to the Change of Control Payment Date. Within 30 days following any Change of Control, the Company shall mail a notice to each Holder stating: (i) that the Change of Control Offer is being made pursuant to this Section 4.15 and that all Notes tendered will be accepted for payment; (ii) the purchase price and the Change of Control Payment Date, which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"); (iii) that any Note not tendered will continue to accrue or accrete interest, as the case may be; (iv) that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue or accrete, as the case may be, interest after the Change of Control Payment Date; (v) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date; (vi) that Holders will be entitled to withdraw their election, in whole or in part, if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased; and (vii) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof.

       The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes in connection with a Change of Control. To the extent that the provisions of any Securities laws or regulations conflict with this Section 4.15, the Company shall comply with the applicable Securities laws and regulations and shall not be deemed to have breached its obligations under this
Section 4.15 by virtue of such conflict.

       (b) On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Company. The

Paying Agent shall promptly mail to each Holder of Notes the Change of Control Payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered by such Holder, if any; provided, that each such new Note shall be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

       (c) Notwithstanding anything to the contrary in this Section 4.15, the Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this
Section 4.15 and Sections 3.01 through 3.06 hereof and all other provisions of this Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

Section 4.15. Dividend and Other Payment Restrictions Affecting Restricted
              Subsidiaries.

       The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (i)(a) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (1) on its Capital Stock or
(2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any indebtedness owed to the Company or any of its Restricted Subsidiaries, (ii) make loans or advances to the Company or any of its Restricted Subsidiaries or (iii) sell, lease or transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (a) Existing Indebtedness as in effect on the date hereof, (b) this Indenture and the Notes, (c) applicable law, (d) Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be incurred, (e) by reason of customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, (f) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (iii) above on the property so acquired, or (h) Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive than those contained in the agreements governing the Indebtedness being refinanced.

Section 4.16. Liens.

       The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien that secures obligations under any Pari Passu Indebtedness or Subordinated Indebtedness on any asset or property now owned or hereafter acquired by the Company or any of its Restricted Subsidiaries, or any income or profits therefrom or assign or convey any right to receive income therefrom, unless the Notes are equally and ratably secured with the obligations so secured or until such time as such obligations are no longer secured by a Lien; provided that in any case involving a Lien securing Subordinated Indebtedness, such Lien is subordinated to the Lien securing the Notes on a basis no less favorable than such Subordinated Indebtedness is subordinated to the Notes. Nothing herein shall prohibit the Company nor any of its Restricted Subsidiaries from, directly or indirectly, creating, incurring, assuming or suffering to exist any Lien that secures any Telecommunications Assets Debt.

Section 4.17. Business Activities.

       The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any business other than a Telecommunications Business, except to such extent as would not be material to the Company and its Restricted Subsidiaries, taken as a whole.

Section 4.18. Sale and Leaseback Transactions.

       The Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that the Company may enter into a sale and leaseback transaction if (i) the Company could have (a) incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction pursuant to the first paragraph
Section 4.09 hereof and (b) incurred a Lien to secure such Indebtedness pursuant to Section 4.16 hereof, (ii) the gross cash proceeds of such sale and leaseback transaction are at least equal to the Fair Market Value (as determined in good faith by the Board of Directors and set forth in an Officer's Certificate delivered to the Trustee) of the property that is the subject of such sale and leaseback transaction and (iii) the transfer of assets in such sale and leaseback transaction is permitted by, and the Company applies the proceeds of such transaction in compliance with, Section 4.10 hereof.

Section 4.19 Limitations on Issuances and Sales of Capital Stock of Restricted
             Subsidiaries.

       The Company (i) shall not, and shall not permit any Wholly Owned Restricted Subsidiary of the Company to, transfer, convey, sell, lease or otherwise dispose of any Capital Stock of any Wholly Owned Restricted Subsidiary of the Company to any Person (other than the Company or a Wholly Owned Restricted Subsidiary of the Company), unless (a) such transfer, conveyance, sale, lease or other disposition is of all the Capital Stock of such Wholly Owned Restricted Subsidiary and (b) the cash Net Cash Proceeds from such transfer, conveyance, sale, lease or other disposition are applied in accordance with Section 4.10 hereof and (ii) will not permit any Wholly Owned Restricted Subsidiary of the Company to issue any of its Equity Interests (other than, if necessary, shares of its Capital Stock constituting directors' qualifying shares) to any Person other than to the Company or a Wholly Owned Restricted Subsidiary of the Company.

Section 4.20 Limitations on Issuances of Certain Guarantees by and Debt
             Securities of, Restricted Subsidiaries.

       The Company shall not permit any of its Restricted Subsidiaries to (i) directly or indirectly Guarantee any debt securities of the Company, or (ii) issue any debt securities, unless, in either such case, such Restricted Subsidiary simultaneously executes and delivers a Restricted Subsidiary Guarantee of the Notes. A Restricted Subsidiary shall be deemed released from all of its obligations under its Restricted Subsidiary Guarantee at any such time that such Restricted Subsidiary is released from all of its obligations under all of its Guarantees in respect of debt securities of the Company or its obligations under its debt securities, as applicable.

                                    ARTICLE 5
                                   SUCCESSORS

Section 5.01. Merger, Consolidation, or Sale of Assets.

       The Company may not, directly or indirectly: (i) consolidate or merge with or into another Person (whether or not the Company is the surviving corporation); or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to another Person; unless:

       (a) either: (A) the Company is the surviving corporation; or (B) the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

       (b) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Notes, this Indenture and the Registration Rights Agreement pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee;

       (c) immediately after such transaction no Default or Event of Default exists; and

       (d) the Company or the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, conveyance or other disposition shall have been made will either:

           (i) on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness (other than Permitted Debt) pursuant to the first paragraph of Section 4.09 hereof; and

           (ii) have a Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately prior to the transaction.

       Notwithstanding the foregoing clauses (b) and (d), any Restricted Subsidiary of the Company may consolidate with, merge into or transfer all or part of its properties and assets to the Company or to another Restricted Subsidiary.

       In addition, the Company may not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person.

       In connection with any consolidation, merger or transfer of assets contemplated by this Section 5.01, the Company shall deliver, or cause to be delivered, to the Trustee, in form reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and the supplemental indenture in respect thereto comply with this Section 5.01 and that all conditions precedent herein provided for relating to such transaction or transactions have been complied with.

Section 5.02. Successor Corporation Substituted.

       Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Notes except in the case of a sale of all of the Company's assets that meets the requirements of Section 5.01 hereof.

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

Section 6.01. Events of Default.

       An "Event of Default" occurs if:

       (a) the Company defaults in the payment when due of interest (including Special Interest) on the Notes and such default continues for a period of 30 days;

       (b) the Company defaults in the payment when due of principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase);

       (c) the Company or any of its Restricted Subsidiaries fails to comply with any of the provisions of Section 4.07, 4.09, 4.10, 4.15 or 5.01 hereof;

       (d) the Company or any of its Restricted Subsidiaries fails to observe or perform any other covenant, representation, warranty or other agreement in this Indenture or the Notes for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class;

       (e) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists, or is created after the date of this Indenture, which default (i) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates $5.0 million or more;

       (f) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any of its Significant Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Restricted Subsidiary and such judgment or judgments remain undischarged for a period (during which execution shall not be effectively stayed) of 60 consecutive days, provided that the aggregate of all such undischarged judgments exceeds $5.0 million;

       (g) the Company or any of its Significant Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Restricted Subsidiary pursuant to or within the meaning of Bankruptcy Law:

           (i)    commences a voluntary case,

           (ii) consents to the entry of an order for relief against it in an involuntary case,

           (iii) consents to the appointment of a custodian of it or for all or substantially all of its property,

           (iv) makes a general assignment for the benefit of its creditors, or

           (v)    generally is not paying its debts as they become due; or

       (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

           (i) is for relief against the Company or any of its Significant Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Restricted Subsidiary in an involuntary case;

              (ii) appoints a custodian of the Company or any of its Significant Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Restricted Subsidiary or for all or substantially all of the property of the Company or any of its Significant Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Restricted Subsidiary; or

              (iii) orders the liquidation of the Company or any of its Significant Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Restricted Subsidiary;

              and the order or decree remains unstayed and in effect for 60 consecutive days.

       The term "custodian" as used in clauses (g) and (h) of this Section 6.01 means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

Section 6.02. Acceleration.

       If any Event of Default (other than an Event of Default specified in clause (g) or (h) of Section 6.01 hereof with respect to the Company, any Significant Restricted Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Restricted Subsidiary) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Upon any such declaration, the Notes shall become due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (g) or (h) of Section 6.01 hereof occurs with respect to the Company, any of its Significant Restricted Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Restricted Subsidiary, all outstanding Notes shall be due and payable immediately without further action or notice. The Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

       If an Event of Default occurs on or after July 15, 2004 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Notes pursuant to
Section 3.07 hereof, then, upon acceleration of the Notes, an equivalent premium shall also become and be immediately due and payable, to the extent permitted by law, anything in this Indenture or in the Notes to the contrary notwithstanding. If an Event of Default occurs prior to July 15, 2004 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Notes prior to such date, then, upon acceleration of the Notes, an additional premium shall also become and be immediately due and payable in an amount, for each of the years beginning on July 15 of the years set forth below, as set forth below (expressed as a percentage of the principal amount of the Notes on the date of payment that would otherwise be due but for the provisions of this sentence):

            Year                            Percentage
            ----                            ----------

            1999........................... 100% plus the Applicable Rate plus two times the Optional Redemption Rate
            2000........................... 100% plus the Applicable Rate plus the Optional Redemption Rate
            2001........................... 100% plus the Applicable Rate
            2002........................... 100% plus five times the Optional Redemption Rate
            2003........................... 100% plus four times the Optional Redemption Rate

Section 6.03. Other Remedies.

       If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

       The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04. Waiver of Past Defaults.

       Holders of not less than a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium and, if any, or interest (including Special Interest) on, the Notes (including in connection with an offer to purchase); provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.05. Control by Majority.

       Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability.



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

Section 6.06. Limitation on Suits.

       A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

       (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default;

       (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

       (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

       (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

       (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

       A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

Section 6.07. Rights of Holders of Notes to Receive Payment.

       Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium, if any, and interest (including Special Interest) on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.08. Collection Suit by Trustee.

       If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium, if any, and interest (including Special Interest) remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09. Trustee May File Proofs of Claim.

       The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the

Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10. Priorities.

       If the Trustee collects any money pursuant to this Article Six, it shall pay out the money in the following order:

              First: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

              Second: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium, if any, and interest (including Special Interest), ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium and Special Interest, if any and interest, respectively; and

              Third: to the Company or to such party as a court of competent jurisdiction shall direct by a final, non-appealable judgment or order.

       The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

Section 6.11. Undertaking for Costs.

       In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.


                                    ARTICLE 7
                                     TRUSTEE

Section 7.01. Duties of Trustee.

       (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the duties, rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

       (b) Except during the continuance of an Event of Default actually known to the Trustee:

           (i) the Trustee shall not be liable hereunder except for such duties of the Trustee which shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

       (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

           (i) this paragraph does not limit the effect of paragraph (b) of this
       Section 7.01;

           (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

           (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

       (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b), and (c) of this Section 7.01.

       (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability whatsoever in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder. The Trustee shall be under no obligation to exercise any of its duties, rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security or indemnity satisfactory to it in its reasonable judgment against any loss, liability or expense that might be incurred by it in compliance with such request or direction.

       (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02. Rights of Trustee.

       (a) The Trustee may conclusively rely upon any document believed (whether in its original or facsimile form) by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

       (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and other experts and the written advice of such counsel or expert of its own selection or any Opinion of Counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

       (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent (other than an agent who is an employee of the Trustee) appointed with due care.

       (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it reasonably believes to be authorized or within the rights or powers conferred upon it by this Indenture.

       (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

       (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it in its reasonable judgment against any loss, liability or expense that might be incurred by it in compliance with such request or direction.

       (g) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

       (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

       (i) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

Section 7.03. Individual Rights of Trustee.

       The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in accordance with the requirements of the TIA, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee (in the event such conflict arises after consummation of an Exchange Offer, or if a Registration Statement (as defined in the Registration Rights Agreement) has been filed, after such Registration Statement has been declared effective by the SEC) or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

Section 7.04. Trustee's Disclaimer.

       The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

       The Trustee in its capacity as Registrar hereunder, shall not be charged with knowledge of the Applicable Procedures and may conclusively rely that instructions and certificates presented to it are in accordance with such Applicable Procedures in effecting transfers pursuant to Section 2.06 hereof.

Section 7.05. Notice of Defaults.

       If a Default or Event of Default occurs and is continuing and if it is known to the Trustee (within the meaning of Section 7.02(g) hereof), the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest or Special Interest, if any, on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

Section 7.06. Reports by Trustee to Holders of the Notes.

       Within 60 days after each July 1 beginning with the July 1 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA
Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA
Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

       A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and, if such report is prepared after the Exchange Offer Registration Statement or any other registration statement has been declared effective by the SEC, filed with the SEC and each stock exchange, if any, on which the Notes are listed in accordance with TIA Section 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange or delisted therefrom.

Section 7.07. Compensation and Indemnity.

       The Company shall pay to the Trustee as agreed upon demand in writing from time to time reasonable compensation for its acceptance of this Indenture and services hereunder which shall be agreed to by the Company and the Trustee in a separate fee agreement. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services, except any disbursements, expenses and advances as may be attributable to the Trustee's negligence or willful misconduct. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

       The Company shall fully indemnify the Trustee against any and all losses, claims, damages, liabilities or expenses (including taxes other than taxes based on the income of the Trustee) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the reasonable costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company, any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or willful misconduct. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

       The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

       To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that assets or monies held in trust to pay principal of and interest and Special Interest, if any, on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

       When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(g) or (h) hereof occurs, the expenses and the compensation for the services (including the reasonable fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

       As to notice of liens or charges, the Trustee shall comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

Section 7.08. Replacement of Trustee.

       A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

       The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

       (a) the Trustee fails to comply with Section 7.10 hereof;

       (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

       (c) a custodian or public officer takes charge of the Trustee or its property; or

       (d) the Trustee becomes incapable of acting.

       If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

       If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of Notes of at least 10% in principal amount of the then outstanding Notes may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

       If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with Section 7.10, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

       A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee and its agents and counsel hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

Section 7.09. Successor Trustee by Merger, etc.

       If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall, if such resulting surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

Section 7.10. Eligibility; Disqualification.

       There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has or has a corporate parent that has a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

       This Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

Section 7.11. Preferential Collection of Claims Against Company.

       The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

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Section 7.12. Trustee's Application for Instructions from the Company.

       Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any Officer of the Company actually receives such application, unless any such Officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                    ARTICLE 8
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01. Option to Effect Legal Defeasance or Covenant Defeasance.

       The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article Eight.

Section 8.02. Legal Defeasance and Discharge.

       Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from their obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in clauses (a) and (b) below, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section
8.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium and Special Interest, if any, and interest on such Notes when such payments are due, (b) the Company's obligations with respect to such Notes under Article Two and Section 4.02 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (d) this Article Eight. Subject to compliance with this Article Eight, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section
8.03 hereof.

Section 8.03. Covenant Defeasance.

       Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from their obligations under the covenants contained in Sections 4.07, 4.08, 4.09, 4.10, 4.11, 4.13, 4.14, 4.15, 4.16, 4.17, 4.18, 4.19, 4.20 and 5.01 hereof with respect to the outstanding Notes on and after the date the conditions set forth in Section 8.04 hereof are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, the Company and its Subsidiaries may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.01 hereof of the option applicable to this
Section 8.03 hereof, subject to the satisfaction of the conditions set forth in
Section 8.04 hereof, Sections 6.01(c) through 6.01(i) hereof shall not constitute Events of Default.

Section 8.04. Conditions to Legal or Covenant Defeasance.

       The following shall be the conditions to the application of either
Section 8.02 or 8.03 hereof to the outstanding Notes:

       In order to exercise either Legal Defeasance or Covenant Defeasance:

       (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of Notes, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium and Special Interest, if any, and interest on the outstanding Notes on the Stated Maturity thereof or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes are being defeased to maturity or to a particular redemption date;

       (b) in the case of an election under Section 8.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;



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

       (c) in the case of an election under Section 8.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

       (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Sections 6.01(g) or 6.01(h) hereof are concerned, at any time in the period ending on the 121st day after the date of deposit;

       (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries is bound;

       (f) the Company shall have delivered to the Trustee an Opinion of Counsel (which may be subject to customary exceptions) to the effect that after the 121st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

       (g) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Notes over the creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others; and

       (h) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

Section 8.05. Deposited Money and Government Securities to be Held in Trust;
              Other Miscellaneous Provisions.

       Subject to Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium and Special Interest, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

       The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

       Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 8.06. Repayment to Company.

       Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium and Special Interest, if any, or interest on any Note and remaining unclaimed for two years after such principal, premium and Special Interest, if any, or interest has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as a creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the written request and expense of the Company cause to be published once, in The New York Times or The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 8.07. Reinstatement.

       If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.02 or
8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03 hereof, as the case may be.





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


                                    ARTICLE 9
                        AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01. Without Consent of Holders of Notes.

       Notwithstanding Section 9.02 hereof, the Company and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder of a Note:

       (a) to cure any ambiguity, defect or inconsistency;

       (b) to provide for uncertificated Notes in addition to or in place of certificated Notes or to alter the provisions of Article Two hereof (including the related definitions) in a manner that does not materially adversely affect any Holder;

       (c) to provide for the assumption of the Company's obligations to the Holders of the Notes in the case of a merger or consolidation pursuant to Article Five or Article Ten hereof, as applicable;

       (d) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under this Indenture of any Holder of the Notes;

       (e) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

       (f) to provide for the issuance of Additional Notes or Exchange Notes in accordance with the limitations set forth in this Indenture as of the date hereof; or

       Upon the request of the Company accompanied by a resolution of its Board of Directors of the Company authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

Section 9.02. With Consent of Holders of Notes.

       Except as provided below in this Section 9.02, the Company and the Trustee may amend or supplement this Indenture (including Section 4.15 hereof) and the Notes with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes). Section 2.08 hereof shall determine which Notes are considered to be "outstanding" for purposes of this Section 9.02.

       Upon the request of the Company accompanied by a resolution of the Board of Directors of the Company authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

       It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment, supplement, or waiver, but it shall be sufficient if such consent approves the substance thereof.

       After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Notes then outstanding voting as a single class may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes. However, without the consent of each Holder affected, an amendment or waiver under this Section 9.02 may not (with respect to any Notes held by a non-consenting Holder):

       (a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

       (b) reduce the principal of or change the fixed maturity of any Note or alter or waive any of the provisions with respect to the redemption of the Notes except as provided above with respect to Sections 3.09, 4.10 and 4.15 hereof;

       (c) reduce the rate of or change the time for payment of interest, including default interest and Special Interest, if any, on any Note;

       (d) waive a Default or Event of Default in the payment of principal of or premium or Special Interest, if any, or interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Notes and a waiver of the payment default that resulted from such acceleration);

       (e) make any Note payable in money other than that stated in the Notes;



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

       (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of or premium, if any, interest or Special Interest, if any, on the Notes;

       (g) waive a redemption payment with respect to any Note (except as provided above with respect to Sections 3.09, 4.10 and 4.15 hereof);

       (h) make any change in Section 6.04 or 6.07 hereof or in the foregoing amendment and waiver provisions; or

Section 9.03. Compliance with Trust Indenture Act.

       Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or supplemental Indenture that complies with the TIA as then in effect.

Section 9.04. Revocation and Effect of Consents.

       Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

       The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Notes entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the second sentence of the preceding paragraph, those Holders of Notes who were Holders on such record date (or their duly designated proxies), and only those Holders, shall be entitled to revoke any consent previously given, whether or not such Holder of Notes continues to be a Holder of Notes after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

       After an amendment, supplement or waiver becomes effective, it shall bind every Holder of Notes, unless it makes a change described in clauses (a) though
(i) of Section 9.02 hereof, in which case, the amendment, supplement or waiver shall bind only each Holder of Notes who has consented to it; provided that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest and Special Interest, if any, on the Notes, on or after the respective due dates expressed in such Notes, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder of Notes.

Section 9.05. Notation on or Exchange of Notes.

       The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. If an amendment, supplement or waiver changes the terms of the Notes, the Company may require the Holders of the Notes to deliver the Notes to the Trustee. The Company may place an appropriate notation on the Notes and return them to



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the Holders. Alternatively, the Company in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver.

       Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

Section 9.06. Trustee to Sign Amendments, etc.

       The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article Nine if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. The Company may not sign an amendment or supplemental Indenture until their respective Board of Directors approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01 hereof) shall be fully protected in relying upon, in addition to the documents required by Section 10.04 hereof, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.


                                   ARTICLE 10
                                  MISCELLANEOUS

Section 10.01. Trust Indenture Act Controls.

       If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section318(c), the imposed duties shall control.

Section 10.02. Notices.

       Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

       If to the Company:

       Net2000 Communications, Inc.
       2195 Fox Mill Road
       Herndon, Virginia  90171
       Attention: Donald E. Clarke, Chief Financial Officer and Treasurer
       Telecopy:  (703) 793-2525
       Telephone: (703) 793-2500
       with a copy to:

       Piper & Marbury, LLP
       1251 Avenue of the Americas
       New York, New York 10020-1104
       Attention: David Fisher, Esq.
       Telecopy:  (212) 835-6001
       Telephone: (212) 835-6000

       If to the Trustee:

       Allfirst Trust Company, National Association
       25 South Charles Street
       Mail Code 101-591
       Baltimore, Maryland  21210
       Attention: Robert Brown
       Telecopy:  (410) 244-4236
       Telephone: (410) 244-4238

       with a copy to:

       Ballard Spahr Andrews & Ingersoll, LLP
       300 East Lombard Street, 19th Floor
       Baltimore, Maryland 21202-3268
       Telecopy:  (410) 528-5650
       Telephone: (410) 528-5600

       Attention: Sophie Dagenais Goetz, Esq.

       The Company or the Trustee, by written notice to the others may designate additional or different addresses for subsequent notices or communications.

       All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if sent by registered or certified mail; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

       Any notice or communication to a Holder shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

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       If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

       If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

Section 10.03. Communication by Holders of Notes with Other Holders of Notes.

       Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA
Section 312(c).

Section 10.04. Certificate and Opinion as to Conditions Precedent.

       Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee, at the request of the Trustee:

       (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

       (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

Section 10.05. Statements Required in Certificate or Opinion.

       Each certificate or opinion with respect to compliance with a condition or covenant provide for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA
Section 314(e) and shall include:

       (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

       (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

       (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

       (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied; provided, however, that with respect to matters of fact, an Opinion of Counsel may rely on an Officer's Certificate or certificates of public officials.

Section 10.06. Rules by Trustee and Agents.

       The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 10.07. No Personal Liability of Directors, Officers, Employees and
               Stockholders.

       No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes, or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Section 10.08. Governing Law.

       THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE NOTES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 10.09. No Adverse Interpretation of Other Agreements.

       This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 10.10. Successors.

       All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind their respective successors.

Section 10.11. Severability.

       In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.12. Counterpart Originals.

       The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 10.13. Table of Contents, Headings, etc.

       The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

Section 10.14. Benefits of Indenture.

       Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, (other than the parties hereto, any Paying Agent, any Registrar and their successors hereunder, and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 10.15. No Recourse Against Others.

       No recourse for the payment of the principal of, or premium, if any, or interest on, any of the Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any of the Notes, or because of the creation of any Debt represented thereby, shall be had against any incorporator, stockholder, officer, director, employee, controlling person of the Company or of a Subsidiary of the Company or of any successor Person of the Company or of a Subsidiary of the Company. Each Holder by accepting a Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the Notes.

Section 10.16. Exhibits and Schedules.

       All exhibits and schedules attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

Section 10.17. Incorporation by Reference of TIA.

       Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in, and made a part of, this Indenture. Any terms incorporated by reference in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA, have the meanings so assigned to them therein.

                         [Signatures on following page]




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


                                   SIGNATURES

Dated as of July 30, 1999


                                       NET2000 COMMUNICATIONS, INC.


                                       By:  /s/  Clayton A. Thomas, Jr.
                                          ----------------------------------
                                          Name:  Clayton A. Thomas, Jr.
                                          Title: President and CEO



                                       ALLFIRST TRUST COMPANY,
                                        NATIONAL ASSOCIATION


                                       By:  /s/  Robert D. Brown
                                          ----------------------------------
                                          Name:  Robert D. Brown
                                          Title: Vice President






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